EXHIBIT 10.1

SECOND AMENDMENT TO  CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”) is made as of August 2, 2006, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Sandwich” and, collectively with OLLC, Global, Glen Hes and Montello, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors and each individually, an “Initial Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Initial Guarantors, the Lenders, the Administrative Agent and the L/C Issuer.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement to, among other things, provide for an increase in the Total WC Revolver Commitment such that the Total WC Revolver Commitment may, pursuant to the terms and conditions of the Credit Agreement, be increased to $550,000,000 (from the $450,000,000 amount available prior to giving effect to this Second Amendment), in all cases as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)  The definition of “Borrowing Base” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$50,000,000” which appears in paragraph (j) of such definition and substituting in place thereof the amount “$80,000,000”.

(b)  The definition of “Initial WC Revolver Total Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

“Initial WC Revolver Total Commitment” means the Total WC Revolver Commitment as in effect on July 27, 2006, as the same may be reduced in accordance with the terms hereof.  On July 27, 2006, the Initial WC Revolver Total Commitment is $450,000,000.

§2.  Amendment to Section 2 of the Credit Agreement.  Section 2.8(b) of the Credit Agreement is hereby amended by deleting the amount “$450,000,000” which appears in the first sentence of Section 2.8(b) and substituting in place thereof the amount “$550,000,000”.

§3.  Amendment to Schedule 2.1 to the Credit Agreement; Reallocation.  Schedule 2.1 to the Credit Agreement is hereby amended by deleting Schedule 2.1 in its entirety and replacing it with the Schedule 2.1 attached hereto.  In addition, the parties hereto hereby acknowledge and agree that to the extent any WC Revolver Loans, Acquisition Loans or Revolver Loans, as the case may be, are outstanding on the date on which this Second Amendment becomes effective, the Lenders with a WC Revolver Commitment, Acquisition Commitment and Revolver Commitment, as the case may be, shall make such allocations among themselves such that after giving effect to this Second Amendment each such Lender’s outstanding WC Revolver Loans, Acquisition Loans or Revolver Loans, as the case may be, shall not exceed such Lender’s Applicable Percentage of the Total WC Revolver Commitment, the Total Acquisition Commitment or the Total Revolver Commitment, as the case may be.

§4.  Conditions to Effectiveness.This Second Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)           the fully-executed original counterparts of this Second Amendment executed by the Loan Parties, the Administrative Agent and the Lenders;

(b)           receipt by the Administrative Agent for the respective accounts of the Lenders of an amendment fee of $5,000 for each such Lender as required by Section 2.8(d) of the Credit Agreement;

(c)           receipt by the Administrative Agent of the fees provided for in the fee letter of even date herewith; and

(d)           evidence satisfactory to the Administrative Agent that all necessary corporate, partnership and limited liability company action has been taken to approve the transactions contemplated hereby.

§5. Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Second Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§6. Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Second Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§7. No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer or the Lenders consequent thereon.

§8. Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§9. Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

GLEN HES CORP.

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

CHELSEA SANDWICH LLC

By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Todd MacNeill
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Robert D. Valbona
Robert D. Valbona, Managing Director

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Carolyn Jacobs
Title:	Senior Vice President

By:	/s/ Andrew Y. Ng
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John M. Hariaczyi
Title:	Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Emmanuel Chesneau
Title:	Managing Director

By:	/s/ Barbara Paulsen
Title:	Director

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:	/s/ Marina Grossi
Title:	Senior Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert Lanigan
Title:	Senior Vice President

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Trond Rokholt
Title:	Managing Director

By:	/s/ Christina M. Reynolds
Title:	Senior Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ S. O’Brien
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin D. Smith
Title:	Senior Vice President

TD BANKNORTH, N.A., as a Lender

By:	/s/ John Mercier
Title:	Senior Vice President

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Michael Sweeney
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Second Amendment as of August 2, 2006, and agrees that the Guaranty dated as of October 4, 2005 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Title:	Executive Vice President & CFO

SCHEDULE 2.1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Initial WC Revolver Commitment	Applicable Percentage of the Initial WC Revolver Commitment	WC Revolver Commitment after 2.1(a)(ii) Increase	Applicable Percentage of the Total WC Revolver Commitment after increase pursuant to Section 2.1(a)(ii)	WC Revolver Commitment after 2.1(a)(iii) Increase	Applicable Percentage of the Total WC Revolver Commitment after increase pursuant to Section 2.1(a)(iii)	Acquisition Commitment	Revolver Commitment	Applicable Percentage of Acquisition Commitment and Revolver Commitment
Bank of America, N.A.	$59,531,250	13.229166667%	$66,145,833	13.229166667%	$72,760,416	13.229166667%	$4,630,209	$1,984,375	13.229166667%

JPMorgan Chase Bank, N.A.	$51,562,500	11.458333333%	$57,291,667	11.458333333%	$63,020,834	11.458333333%	$4,010,416	$1,718,750	11.458333333%

Societe Generale	$56,250,000	12.500000000%	$62,500,000	12.500000000%	$68,750,000	12.500000000%	$4,375,000	$1,875,000	12.500000000%

Standard Chartered Bank	$54,375,000	12.083333333%	$60,416,667	12.083333333%	$66,458,334	12.083333333%	$4,229,166	$1,812,500	12.083333333%

Citizens Bank of Massachusetts	$56,250,000	12.500000000%	$62,500,000	12.500000000%	$68,750,000	12.500000000%	$4,375,000	$1,875,000	12.500000000%

Fortis Capital Corp.	$37,500,000	8.333333333%	$41,666,666	8.333333333%	$45,833,333	8.333333333%	$2,916,667	$1,250,000	8.333333333%

Sovereign Bank	$40,781,250	9.062500000%	$45,312,500	9.062500000%	$49,843,750	9.062500000%	$3,171,875	$1,359,375	9.062500000%

KeyBank National Association	$37,500,000	8.333333333%	$41,666,667	8.333333333%	$45,833,333	8.333333333%	$2,916,667	$1,250,000	8.333333333%

Webster Bank National Association	$18,750,000	4.166666667%	$20,833,333	4.166666667%	$22,916,666	4.166666667%	$1,458,334	$625,000	4.166666667%

TD BankNorth, N.A.	$15,000,000	3.333333333%	$16,666,667	3.333333333%	$18,333,334	3.333333333%	$1,166,666	$500,000	3.333333333%

Wells Fargo Bank, N.A.	$22,500,000	5.000000000%	$25,000,000	5.000000000%	$27,500,000	5.000000000%	$1,750,000	$750,000	5.000000000%

TOTAL	$450,000,000	100%	$500,000,000	100%	$550,000,000	100%	$35,000,000	$15,000,000	100%